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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                November 9, 2000
                Date of Report (Date of earliest event reported)


                           DURA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     000-19809                95-3645543
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                7475 Lusk Boulevard, San Diego, California 92121
                    (Address of principal executive offices)

                                 (858) 457-2553
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 1. Change in Control of Registrant

     Effective on November 9, 2000, Carbon Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Elan (as defined below) ("Acquisition Sub"), merged with and into Dura Pharmaceuticals, Inc. ("Dura"), with Dura surviving the merger (the "Merger"), pursuant to an Agreement and Plan of Merger, dated as of September 10, 2000, by and among Elan Corporation, plc, a public limited liability company organized under the laws of Ireland ("Elan"), Acquisition Sub and Dura (the "Merger Agreement"). As a result of the Merger, Dura became a wholly owned subsidiary of Elan.

     Pursuant to the Merger, each share of Dura's common stock, par value $.001 per share, was converted into 0.6715 of an Elan American depositary share (an "Elan ADS"). Each Elan ADS represents one Elan ordinary share, par value 5 Euro cents, and is evidenced by one Elan American depositary receipt.

     Dura's stockholders adopted the Merger Agreement at a special meeting of stockholders held on November 9, 2000.

     On November 10, 2000 Elan issued a press release announcing the completion of the Merger and other matters (the "Press Release"). Each of the Press Release and the Merger Agreement is an exhibit hereto and is incorporated by reference herein.

Item 7. Exhibits.

     (c) Exhibits:

          Exhibit No. Description

          2.1 Agreement and Plan of Merger, dated as of September 10, 2000, by and among Elan Corporation, plc, Carbon Acquisition Corp. and Dura Pharmaceuticals, Inc. (incorporated by reference to Annex A to the Proxy Statement/Prospectus included as part of the Registration Statement on Form F-4 of Elan filed with the Securities and Exchange Commission (the "SEC") on October 10, 2000 (No. 333-127567))

          99 Press Release of Elan, dated November 10, 2000 (incorporated by reference to the Report of Foreign Issuer on Form 6-K of Elan for the period ended November 10, 2000, filled with the SEC on November 13, 2000)



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 22, 2000

                                  DURA PHARMACEUTICALS, INC.


                                  By:  /s/ Mitchell R. Woodbury
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                                       Mitchell R. Woodbury
                                       Senior Vice President and General Counsel



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                                  EXHIBIT INDEX


Exhibit No.             Description

     2.1 Agreement and Plan of Merger, dated as of September 10, 2000, by and among Elan Corporation, plc, Carbon Acquisition Corp. and Dura Pharmaceuticals, Inc. (incorporated by reference to Annex A to the Proxy Statement/Prospectus included as part of the Registration statement on Form F-4 of Elan filed with the Securities and Exchange Commission (the "SEC") on October 10, 2000 (No. 333-127567))

     99 Press Release of Elan, dated November 10, 2000 (incorporated by reference to the Report of Foreign Issuer on Form 6-K of Elan for the period ended November 10, 2000, filled with the SEC on November 13,
          2000)